UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 36611, Dallas, Texas	75235-1611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 5, 2015, Southwest Airlines Co. (the “Company”) completed the public offering of $500,000,000 aggregate principal amount of the Company’s 2.650% Notes Due 2020 (the “Notes”). The Notes were issued under an indenture dated as of September 17, 2004, between the Company and Wells Fargo Bank, National Association, as trustee, (the “Base Indenture”), as supplemented by that certain officers’ certificate of the Company dated November 5, 2015 (the “Officers’ Certificate” and together with the Base Indenture the “Indenture”). A form of the Base Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-203761) (the “Registration Statement”), filed with the Commission on April 30, 2015.

The form of the Notes (the “Global Note”) issued pursuant to the Indenture is filed herewith as Exhibit 4.1, and the terms and conditions thereof are incorporated by reference herein.

Each of the Indenture and the Global Note is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The material terms of the Notes are described in the prospectus supplement dated November 2, 2015, as filed by the Company with the Commission on November 3, 2015 pursuant to Rule 424(b)(5) of the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the to the prospectus dated April 30, 2015. The Notes have been issued pursuant to the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Global Note representing all 2.650% Notes Due 2020.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: November 5, 2015	By:	/s/ Mark R. Shaw
	Name:	Mark R. Shaw
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Global Note representing all 2.650% Notes Due 2020.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).